Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 9, 2018, is by and among (a) ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), (b) ESTERLINE TECHNOLOGIES EUROPE LIMITED, a company incorporated in England and Wales with registration number 06787209 (“ETEL”), ESTERLINE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 03837209 (“ETL”), ESTERLINE TECHNOLOGIES GLOBAL LIMITED, a company incorporated in England and Wales with registration number 09002080 (“ETGL”), TA MFG LIMITED, a company incorporated in England and Wales with registration number 01979171 (“TA MFG”) and ESTERLINE INTERFACE TECHNOLOGIES LIMITED, a company incorporated in England and Wales with registration number 08331349 (“EITL” and together with ETL, ETGL, TA MFG and ETEL, collectively, the “Foreign Borrowers”; the Foreign Borrowers, together with the Company, collectively the “Borrowers”), (c) the Domestic Subsidiaries of the Company party hereto (the “Guarantors”), (d) the Lenders (as defined below) party hereto and (e) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, ETEL, the Guarantors, the Obligated Foreign Subsidiaries, the banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of March 11, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of April 29, 2011, that certain Second Amendment to Credit Agreement dated as of May 17, 2011, that certain Third Amendment to Credit Agreement dated as of July 20, 2011, that certain Fourth Amendment to Credit Agreement dated as of April 8, 2013, that certain Fifth Amendment to Credit Agreement dated as of June 9, 2014, that certain Sixth Amendment to Credit Agreement dated as of March 20, 2015, that certain Seventh Amendment to Credit Agreement dated as of April 9, 2015, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendment to the Credit Agreement. As of the Amendment Effective Date (as defined in Section 2 hereof), Section 1.1 of the Credit Agreement is amended by amending and restating the following definition to read in full as follows:

““Change of Control” shall mean the occurrence of any of the following: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities and Exchange Act of 1934) directly or indirectly, of Voting Stock of the Company (or other securities convertible into such Voting Stock)

representing 30% or more of the combined voting power of all Voting Stock of the Company; or (b) during any period of up to 24 consecutive months, commencing after the date hereof, individuals who at the beginning of such 24-month period were directors (or directors who were nominated or approved by such directors) of the Company shall cease for any reason to constitute a majority of the board of directors of the Company; or (c) any “Change of Control” or similar occurrence as defined in the 2010 Senior Notes or the Euro Notes (so long as any Obligations are outstanding under the 2010 Senior Notes or the Euro Notes, as applicable) or in any other instrument relating to Material Debt; or (d) so long as there is any outstanding Commitment under the Foreign Borrower Revolving Loans, the Company shall fail, directly or indirectly, to legally and beneficially own 100% of the Equity Interests of each of the Foreign Borrowers.”

SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

(i)    The Credit Parties, the Administrative Agent and the Required Lenders shall have indicated their consent to this Amendment by the execution and delivery of their respective signature pages hereto to the Administrative Agent.

(ii)    (x) no Default or Event of Default shall exist on the Amendment Effective Date or immediately after giving effect to this Amendment and (y) all representations and warranties contained in this Amendment and the other Credit Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality or “Material Adverse Effect” shall be true and correct in all respects).

(iii)    The Administrative Agent shall have received all expenses required to be reimbursed by the Borrower pursuant to Section 9.5 of the Credit Agreement for which invoices have been presented at least one Business Day prior to the Amendment Effective Date.

SECTION 3.    Miscellaneous.

(i)    On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(ii)    Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment except consents, approvals, authorizations, filings or registrations which have been obtained or made and are in full force and effect.

(d)    The representations and warranties set forth in Article III of the Credit Agreement and each other Credit Document are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality or “Material Adverse Effect” shall be true and correct in all respects).

(e)    Immediately after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(iii)    Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party will continue to guarantee to the fullest extent possible the payment and performance of all obligations, including, without limitation, the Credit Party Obligations, of the Borrowers and the other Credit Parties now or hereafter existing under or in respect of the Credit Agreement or any other Credit Document. Each Guarantor acknowledges and agrees that each Credit Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations, including, without limitation, the Credit Party Obligations, shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(iv)    This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

(v)    The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel, to the extent required by Section 9.5 of the Credit Agreement.

(vi)    This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

(vii)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

(viii)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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(ix)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(x)    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	ESTERLINE TECHNOLOGIES CORPORATION,
a Delaware corporation

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Exec. VP & CFO

GUARANTORS:	ADVANCED INPUT DEVICES, INC.,
a Delaware corporation
ANGUS ELECTRONICS CO.,
a Delaware corporation
ARMTEC COUNTERMEASURES CO.,
a Delaware corporation
ARMTEC COUNTERMEASURES TNO CO.,
a Delaware corporation
ARMTEC DEFENSE PRODUCTS CO.,
a Delaware corporation
AVISTA, INCORPORATED,
a Wisconsin corporation
CMC ELECTRONICS AURORA LLC,
a Delaware limited liability company
ECLIPSE ELECTRONIC SYSTEMS, INC.,
a Texas corporation
ESTERLINE INTERNATIONAL COMPANY,
a Delaware corporation
ESTERLINE SENSORS SERVICES AMERICAS, INC., a Delaware corporation
ESTERLINE US LLC, a Delaware limited liability company
HYTEK FINISHES CO., a Delaware corporation
ESTERLINE GEORGIA US LLC, a Delaware limited liability company

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	VP

[Signature Page to Eighth Amendment to Credit Agreement]

JANCO CORPORATION,
a California corporation
JOSLYN SUNBANK COMPANY, LLC, a California limited liability company
KORRY ELECTRONICS CO., a Delaware corporation
LEACH HOLDING CORPORATION, a Delaware corporation
LEACH INTERNATIONAL CORPORATION, a Delaware corporation
LEACH TECHNOLOGY GROUP, INC., a Delaware corporation
MASON ELECTRIC CO., a Delaware corporation
MEMTRON TECHNOLOGIES CO., a Delaware corporation
NMC GROUP, INC., a California corporation
NORWICH AERO PRODUCTS, INC., a New York corporation
PALOMAR PRODUCTS, INC., a Delaware corporation
SOURIAU USA, INC., a Delaware corporation
SUNBANK FAMILY OF COMPANIES, LLC, a California limited liability company
TA AEROSPACE CO., a California corporation

By:	/s/ STEPHEN M. NOLAN
Name:	Stephen M. Nolan
Title:	VP

[Signature Page to Eighth Amendment to Credit Agreement]

ESTERLINE EUROPE COMPANY LLC, a Delaware limited liability company
ESTERLINE TECHNOLOGIES SGIP LLC, a Delaware limited liability company

By: Esterline Technologies Corporation, its Sole Manager

By:	/s/ STEPHEN M. NOLAN
Name:	Stephen M. Nolan
Title:	Exec. VP & CFO

ESTERLINE TECHNOLOGIES HOLDINGS LIMITED

By:	/s/ STEPHEN M. NOLAN
Name:	Stephen M. Nolan
Title:	Director

LEACH INTERNATIONAL MEXICO S. DE R.L. DE C.V.

By:	/s/ STEPHEN M. NOLAN
Name:	Stephen M. Nolan
Title:	Authorized Person

[Signature Page to Eighth Amendment to Credit Agreement]

FOREIGN BORROWERS:	ESTERLINE TECHNOLOGIES EUROPE
LIMITED, a company organized under the laws of England and Wales

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Director

ESTERLINE TECHNOLOGIES LIMITED, a company organized under the laws of England and Wales

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Director

ESTERLINE TECHNOLOGIES GLOBAL LIMITED, a company organized under the laws of England and Wales

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Director

TA MFG LIMITED, a company organized under the laws of England and Wales

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Director

ESTERLINE INTERFACE TECHNOLOGIES LIMITED, a company organized under the laws of England and Wales

	By:	/s/ STEPHEN M. NOLAN
	Name:	Stephen M. Nolan
	Title:	Director

[Signature Page to Eighth Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION., as Administrative Agent and Lender

By:	/s/ RUSS CARSON
Name:	Russ Carson
Title:	VP

[Signature Page to Eighth Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ GEOFF SMITH
Name:	Geoff Smith
Title:	Senior Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

Bank of America, N.A., as Lender

By:	/s/ ANDREW WULFF
Name:	Andrew Wulff
Title:	Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

TD Bank, NA, as Lender

By:	/s/ M. BERNADETTE COLLINS
Name:	M. Bernadette Collins
Title:	Senior Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ KURBAN H. MERCHANT
Name:	Kurban H. Merchant
Title:	Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

BNP Paribas, as Lender

By:	/s/ RICHARD PACE
Name:	Richard Pace
Title:	Managing Director

By:	/s/ NANETTE BAUDON
Name:	Nanette Baudon
Title:	Director

[Signature Page to Eighth Amendment to Credit Agreement]

Northern Trust, as Lender

By:	/s/ BRANDON C. ROLEK
Name:	Brandon C. Rolek
Title:	Senior Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

MUFG Union Bank, N.A., as Lender

By:	/s/ MICHAEL BALL
Name:	Michael Ball
Title:	Director

[Signature Page to Eighth Amendment to Credit Agreement]

HSBC Bank USA, National Association, as Lender

By:	/s/ THOMAS F. O’CONNELL
Name:	Thomas F. O’Connell
Title:	Commercial Executive

[Signature Page to Eighth Amendment to Credit Agreement]